UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

ProQuest Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3246	36-3580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S.Employer Identification No.)

300 North Zeeb Road, Ann Arbor, Michigan	48103-1553
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 761-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 24, 2005, ProQuest Company issued a press release announcing financial results for the fiscal year ended January 1, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to the issuance of a press release, ProQuest Company also conducted a conference call regarding results for the fiscal year ended January 1, 2005. A transcript of this conference call is attached hereto as Exhibit 99.2.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release* by ProQuest Company, dated February 24, 2005 announcing results for the fiscal year ended January 1, 2005.

*The press release is being furnished pursuant to Item 3.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

99.2 Transcript of ProQuest Company’s February 24, 2005 Conference Call regarding results for the fiscal year ended January 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

PROQUEST COMPANY

DATE: March 2, 2005	/s/ Kevin G. Gregory
Kevin G. Gregory
Senior Vice President, Chief Financial Officer, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release by ProQuest Company, dated February 24, 2005 announcing results for the fiscal year ended January 1, 2005.

99.2	Transcript of ProQuest Company’s February 24, 2005 conference call regarding results for the fiscal year ended January 1, 2005.